Exhibit 99.3

AAR CORP. Segment Realignment May 6, 2026

Note : All results and expectations in the presentation reflect continuing operations unless otherwise noted . This presentation may contain certain statements relating to future results, which are forward - looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 , reflecting management’s expectations about future conditions, including the wind - down of the Company’s Legacy Commercial Programs business and anticipated benefits . Forward - looking statements may also be identified because they contain words such as ‘‘anticipate,’’ ‘‘believe,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘likely,’’ ‘‘may,’’ ‘‘might,’’ ‘‘plan,’’ ‘‘potential,’’ ‘‘predict,’’ ‘‘project,’’ ‘‘seek,’’ ‘‘should,’’ ‘‘target,’’ ‘‘will,’’ ‘‘would,’’ or similar expressions and the negatives of those terms . These forward - looking statements are based on beliefs of management, as well as assumptions and estimates based on information currently available to management and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated . For a discussion of these and other risks and uncertainties, refer to “Risk Factors” in AAR CORP . ’s most recent Annual Report on Form 10 - K and subsequent Quarterly Reports on Form 10 - Q . Should one or more of these risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described . These events and uncertainties are difficult or impossible to predict accurately and many are beyond management’s control . Management assumes no obligation to update any forward - looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as required by law . Fourth Quarter Fiscal 2026 Segment Realignment : During the fourth quarter of fiscal 2026 , our chief operating decision maker implemented changes to the organization of the business, allocation of resources, and performance assessment . Specifically, the business units within our Integrated Solutions segment have been realigned, resulting in the following changes : combine our Government Programs activities and our Mobility business, previously reported as Expeditionary Services, into a new operating segment named Government Solutions ; reposition our software platform, including Trax, Aerostrat , Airnmar , and Airvoyant , to our Repair & Engineering segment, which is renamed Repair, Engineering, & Software ; and Legacy Commercial Programs, the remaining business unit within the Integrated Solutions segment, will be separately reported as its own operating segment . These changes will be initially reflected in the Company’s unaudited condensed consolidated financial statements for the quarterly and annual period ending May 31 , 2026 . See the Company’s Current Report on Form 8 - K, furnished on May 6 , 2026 , for certain recast historical summary financial information under the Company’s new operating segment structure for fiscal year 2025 and for the previously reported quarters in fiscal year 2026 . Non - GAAP Financial Measures : This presentation includes certain non - GAAP financial measures . Please refer to the Appendix for additional information on these non - GAAP financial measures and reconciliations to the most directly comparable GAAP financial measures . Unless otherwise noted, the statements made and the information provided in this presentation are as of May 6 , 2026 . Forward - looking Statements © 2026 AAR CORP. All rights reserved worldwide 2

Simplified segmentation aligned to Parts, Repair, and Software platform approach

LTM Q3 FY26 Adj. Operating Income margin


Prior
New
10.1%
10.1%
Expeditionary Services
Mobility Systems
12.8%
7.4%
Integrated Solutions
Government Programs
Commercial Programs
Software
10.7%
Repair & Engineering
Airframe MRO
Component MRO
13.7%
Parts Supply
New parts Distribution
USM
Corporate
Prior
2.1%
Legacy Commercial Programs
Commercial Programs
9.7%
Government Solutions
Government Programs
Mobility Systems
11.0%
Repair, Engineering, and Software
Airframe MRO
Component MRO
Software
13.7%
Parts Supply
New parts Distribution
USM
Corporate
New
Changes

Benefits

- ✓ Segments aligned to core, focused operations
- ✓ Better performance measurement and transparency
- ✓ Wind-down of low-return Commercial Programs
- ✓ Expect to deliver higher margins and higher ROIC

AAR

Note: See Appendix for reconciliation of Non-GAAP financial measures.

Simplified segmentation aligned to Parts, Repair, and Software platform approach

LTM Q3 FY26 Adj. EBITDA margin


Prior
New
Expeditionary Services
Mobility Systems
12.1%
14.7%
Integrated Solutions
Government Programs
Commercial Programs
Software
9.3%
Repair & Engineering
Airframe MRO
Component MRO
12.2%
Parts Supply
New parts Distribution
USM
14.7%
Corporate
Prior
12.1%
5.3%
Legacy Commercial Programs
Commercial Programs
10.9%
Government Solutions
Government Programs
Mobility Systems
12.7%
Repair, Engineering, and Software
Airframe MRO
Component MRO
Software
14.7%
Parts Supply
New parts Distribution
USM
Corporate
New
Changes

Note: See Appendix for reconciliation of Non-GAAP financial measures.

Simplified segmentation aligned to Parts, Repair, and Software platform approach

LTM Q3 FY26 Adj. Sales


Prior
New
Expeditionary Services
Mobility Systems
Integrated Solutions
Government Programs
Commercial Programs
Software
Repair & Engineering
Airframe MRO
Component MRO
Parts Supply
New parts Distribution
USM
$3.1B
$89M
$710M
$947M
$1,369M
$3.1B
$234M
$514M
$999M
$1,369M
Legacy Commercial Programs
Commercial Programs
Government Solutions
Government Programs
Mobility Systems
Repair, Engineering, and Software
Airframe MRO
Component MRO
Software
Parts Supply
New parts Distribution
USM
Prior
New
Changes

AAR

Note: See Appendix for reconciliation of Non-GAAP financial measures.

© 2026 AAR CORP. All rights reserved worldwide. 6 Appendix

Non-GAAP financial measures – new segmentation

	Parts Supply								
	Three months ended				Year ended	Three months ended			Last twelve months ended
	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025	May 31, 2025	August 31, 2025	November 30, 2025	February 28, 2026	February 28, 2026
Sales	$ 249.7	$ 273.7	$ 270.7	$ 305.5	1,099.6	$ 317.8	$ 353.6	$ 392.5	$ 1,369.4
Operating income	30.1	31.6	45.4	49.7	156.8	40.9	40.9	50.7	182.2
Operating income margin	12.1%	11.5%	16.8%	16.3%	14.3%	12.9%	11.6%	12.9%	13.3%
Operating income	$ 30.1	$ 31.6	$ 45.4	$ 49.7	$ 156.8	$ 40.9	$ 40.9	$ 50.7	$ 182.2
Acquisition, integration & amortization expenses	-	-	-	-	-	-	1.9	2.9	4.8
Russian bankruptcy court judgment (reversal)	-	-	(11.1)	-	(11.1)	-	-	-	-
Adjusted operating income	$ 30.1	$ 31.6	$ 34.3	$ 49.7	$ 145.7	$ 40.9	$ 42.8	$ 53.6	$ 187.0
Adjusted operating margin	12.1%	11.5%	12.7%	16.3%	13.3%	12.9%	12.1%	13.7%	13.7%
Operating income	$ 30.1	$ 31.6	$ 45.4	$ 49.7	$ 156.8	$ 40.9	$ 40.9	$ 50.7	$ 182.2
Depreciation and amortization	2.1	1.8	1.9	1.9	7.7	2.2	4.9	7.0	16.0
Stock-based compensation	0.5	0.5	0.6	0.5	2.1	0.7	0.7	0.7	2.6
Acquisition and integration expenses	-	-	-	-	-	-	-	0.1	0.1
Russian bankruptcy court judgment (reversal)	-	-	(11.1)	-	(11.1)	-	-	-	-
Adjusted EBITDA	$ 32.7	$ 33.9	$ 36.8	$ 52.1	$ 155.5	$ 43.8	$ 46.5	$ 58.5	$ 200.9
Adjusted EBITDA margin	13.1%	12.4%	13.6%	17.1%	14.1%	13.8%	13.2%	14.9%	14.7%

AAR

Non-GAAP financial measures – new segmentation

	Repair, Engineering, and Software								
	Three months ended				Year ended	Three months ended			Last twelve months ended
	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025	May 31, 2025	August 31, 2025	November 30, 2025	February 28, 2026	February 28, 2026
Sales	$ 229.3	$ 240.3	$ 228.7	$ 232.7	931.0	$ 226.4	$ 257.7	$ 282.3	$ 999.1
Operating income	20.3	22.8	19.7	21.2	84.0	20.0	23.3	19.6	84.1
Operating income margin	8.9%	9.5%	8.6%	9.1%	9.0%	8.8%	9.0%	6.9%	8.4%
Operating income	$ 20.3	$ 22.8	$ 19.7	$ 21.2	$ 84.0	$ 20.0	$ 23.3	$ 19.6	$ 84.1
Acquisition, integration & amortization expenses	7.4	7.1	7.7	3.1	25.3	5.1	5.9	11.7	25.8
Severance charges	-	-	-	-	-	0.4	-	-	0.4
Gain related to sale of joint venture	(1.4)	(0.7)	-	-	(2.1)	-	-	-	-
Adjusted operating income	$ 26.3	$ 29.2	$ 27.4	$ 24.3	$ 107.2	$ 25.5	$ 29.2	$ 31.3	$ 110.3
Adjusted operating margin	11.5%	12.2%	12.0%	10.4%	11.5%	11.3%	11.3%	11.1%	11.0%
Operating income	$ 20.3	$ 22.8	$ 19.7	$ 21.2	$ 84.0	$ 20.0	$ 23.3	$ 19.6	$ 84.1
Depreciation and amortization	7.6	7.7	8.0	7.5	30.8	7.5	8.0	9.0	32.0
Stock-based compensation	0.4	0.3	0.7	0.3	1.7	0.6	0.4	0.4	1.7
Acquisition and integration expenses	3.4	3.2	3.7	(1.0)	9.3	1.1	1.8	6.4	8.3
Severance charges	-	-	-	-	-	0.4	-	-	0.4
Gain related to sale of joint venture	(1.4)	(0.7)	-	-	(2.1)	-	-	-	-
Adjusted EBITDA	$ 30.3	$ 33.3	$ 32.1	$ 28.0	$ 123.7	$ 29.6	$ 33.5	$ 35.4	$ 126.5
Adjusted EBITDA margin	13.2%	13.9%	14.0%	12.0%	13.3%	13.1%	13.0%	12.5%	12.7%

AAR

Non-GAAP financial measures – new segmentation

	Government Solutions								
	Three months ended				Year ended	Three months ended			Last twelve months ended
	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025	May 31, 2025	August 31, 2025	November 30, 2025	February 28, 2026	February 28, 2026
Sales	$ 121.4	$ 110.9	$ 121.6	$ 141.5	495.4	$ 133.9	$ 123.5	$ 114.7	$ 513.6
Operating income	3.6	6.7	13.2	11.6	35.1	12.7	12.4	12.9	49.6
Operating income margin	3.0%	6.0%	10.9%	8.2%	7.1%	9.5%	10.0%	11.2%	9.7%
Sales	$ 121.4	$ 110.9	$ 121.6	$ 141.5	$ 495.4	$ 133.9	$ 123.5	$ 114.7	$ 513.6
Contract termination benefit	(9.5)	-	(4.0)	-	(13.5)	-	-	-	-
Adjusted sales	$ 111.9	$ 110.9	$ 117.6	$ 141.5	$ 481.9	$ 133.9	$ 123.5	$ 114.7	$ 513.6
Operating income	$ 3.6	$ 6.7	$ 13.2	$ 11.6	$ 35.1	$ 12.7	$ 12.4	$ 12.9	$ 49.6
Contract termination costs (benefit)	3.2	-	(3.0)	-	0.2	-	-	-	-
Adjusted operating income	$ 6.8	$ 6.7	$ 10.2	$ 11.6	$ 35.3	$ 12.7	$ 12.4	$ 12.9	$ 49.6
Adjusted operating margin	6.1%	6.0%	8.7%	8.2%	7.3%	9.5%	10.0%	11.2%	9.7%
Operating income	$ 3.6	$ 6.7	$ 13.2	$ 11.6	$ 35.1	$ 12.7	$ 12.4	$ 12.9	$ 49.6
Depreciation and amortization	1.1	1.6	1.2	1.3	5.2	1.3	1.3	1.5	5.4
Stock-based compensation	0.2	0.4	0.3	0.3	1.2	0.3	0.3	0.3	1.2
Contract termination costs (benefit)	3.2	-	(3.0)	-	0.2	-	-	-	-
Adjusted EBITDA	$ 8.1	$ 8.7	$ 11.7	$ 13.2	$ 41.7	$ 14.3	$ 14.0	$ 14.7	$ 56.2
Adjusted EBITDA margin	7.2%	7.8%	9.9%	9.3%	8.7%	10.7%	11.3%	12.8%	10.9%

AAR

Non-GAAP financial measures – new segmentation

	Legacy Commercial Programs								
	Three months ended				Year ended	Three months ended			Last twelve months ended
	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025	May 31, 2025	August 31, 2025	November 30, 2025	February 28, 2026	February 28, 2026
Sales	$ 61.3	$ 61.2	$ 57.2	$ 74.8	254.5	$ 61.5	$ 60.5	$ 55.6	$ 252.4
Operating income (loss)	3.2	2.0	2.1	1.3	8.6	0.4	3.3	(5.2)	(0.2)
Operating income margin	5.2%	3.3%	3.7%	1.7%	3.4%	0.7%	5.5%	-9.4%	-0.1%
Sales	$ 61.3	$ 61.2	$ 57.2	$ 74.8	$ 254.5	$ 61.5	$ 60.5	$ 55.6	$ 252.4
Contract termination benefit	-	-	-	(18.7)	(18.7)	-	-	-	(18.7)
Adjusted sales	$ 61.3	$ 61.2	$ 57.2	$ 56.1	$ 235.8	$ 61.5	$ 60.5	$ 55.6	$ 233.7
Operating income (loss)	$ 3.2	$ 2.0	$ 2.1	$ 1.3	$ 8.6	$ 0.4	$ 3.3	$ (5.2)	$ (0.2)
Severance charges	-	-	-	-	-	0.3	-	-	0.3
Impairment charge related to product line exit	-	-	-	-	-	-	-	4.9	4.9
Adjusted operating income	$ 3.2	$ 2.0	$ 2.1	$ 1.3	$ 8.6	$ 0.7	$ 3.3	$ (0.3)	$ 5.0
Adjusted operating margin	5.2%	3.3%	3.7%	2.3%	3.6%	1.1%	5.5%	-0.5%	2.1%
Operating income (loss)	$ 3.2	$ 2.0	$ 2.1	$ 1.3	$ 8.6	$ 0.4	$ 3.3	$ (5.2)	$ (0.2)
Depreciation and amortization	1.6	1.8	1.9	1.9	7.2	1.7	1.8	1.7	7.1
Stock-based compensation	0.1	-	0.1	0.1	0.3	0.1	-	0.1	0.3
Severance charges	-	-	-	-	-	0.3	-	-	0.3
Impairment charge related to product line exit	-	-	-	-	-	-	-	4.9	4.9
Adjusted EBITDA	$ 4.9	$ 3.8	$ 4.1	$ 3.3	$ 16.1	$ 2.5	$ 5.1	$ 1.5	$ 12.4
Adjusted EBITDA margin	8.0%	6.2%	7.2%	5.9%	6.8%	4.1%	8.4%	2.7%	5.3%

AAR

Non-GAAP financial measures – new segmentation

	Sales									
	Year ended	Three months ended				Year ended	Three months ended			Last twelve months ended
	May 31, 2024	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025	May 31, 2025	August 31, 2025	November 30, 2025	February 28, 2026	February 28, 2026
Parts Supply										
Commercial	$ 800.6	$ 210.4	$ 220.8	$ 220.9	$ 227.1	879.2	$ 254.5	$ 268.1	$ 300.0	$ 1,049.7
Government and defense	166.4	39.3	52.9	49.8	78.4	220.4	63.3	85.5	92.5	319.7
	$ 967.0	$ 249.7	$ 273.7	$ 270.7	$ 305.5	$ 1,099.6	$ 317.8	$ 353.6	$ 392.5	$ 1,369.4
Repair, Engineering, and Software										
Commercial	$ 612.3	$ 199.9	$ 217.5	$ 205.8	$ 215.2	838.4	$ 206.6	$ 236.6	$ 258.9	$ 917.3
Government and defense	69.0	29.4	22.8	22.9	17.5	92.6	19.8	21.1	23.4	81.8
	$ 681.3	$ 229.3	$ 240.3	$ 228.7	$ 232.7	$ 931.0	$ 226.4	$ 257.7	$ 282.3	$ 999.1
Government Solutions										
Commercial	$ 6.1	$ 1.3	$ 0.7	$ 1.6	$ 0.4	4.0	$ 0.7	$ 1.2	$ 1.3	$ 3.6
Government and defense	445.6	120.1	110.2	120.0	141.1	491.4	133.2	122.3	113.4	510.0
	$ 451.7	$ 121.4	$ 110.9	$ 121.6	$ 141.5	$ 495.4	$ 133.9	$ 123.5	$ 114.7	$ 513.6
Legacy Commercial Programs										
Commercial	$ 218.9	$ 61.3	$ 61.2	$ 57.2	$ 74.8	254.5	$ 61.5	$ 60.5	$ 55.6	$ 252.4
Government and defense	-	-	-	-	-	-	-	-	-	-
	$ 218.9	$ 61.3	$ 61.2	$ 57.2	$ 74.8	$ 254.5	$ 61.5	$ 60.5	$ 55.6	$ 252.4

Non-GAAP financial measures – prior segmentation

	Parts Supply								
	Three months ended				Year ended	Three months ended			Last twelve months ended
($ in millions)	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025	May 31, 2025	August 31, 2025	November 30, 2025	February 28, 2026	February 28, 2026
Sales	$249.7	$273.7	$270.7	$305.5	$1,099.6	$317.8	$353.6	$392.5	$1,369.4
Operating income (loss)	30.1	31.6	45.4	49.7	$156.8	40.9	40.9	50.7	$182.2
Operting income margin	12.1%	11.5%	16.8%	16.3%	14.3%	12.9%	11.6%	12.9%	
Sales	$249.7	$273.7	$270.7	$305.5	$1,099.6	$317.8	$353.6	$392.5	$1,369.4
Contract termination benefit	-	-	-	-	-	-	-	-	-
Adjusted sales	$249.7	$273.7	$270.7	$305.5	$1,099.6	$317.8	$353.6	$392.5	$1,369.4
Operating income (loss)	30.1	31.6	45.4	49.7	$156.8	40.9	40.9	50.7	$182.2
Acquisition, integration & amortization expenses	-	-	-	-	-	-	1.9	2.9	4.8
Russian bankruptcy court judgment (reversal)	-	-	(11.1)	-	(11.1)	-	-	-	-
Adjusted operating income	$30.1	$31.6	$34.3	$49.7	$145.7	$40.9	$42.8	$53.6	$187.0
Adjusted operating margin	12.1%	11.5%	12.7%	16.3%	13.3%	12.9%	12.1%	13.7%	13.7%
Operating income (loss)	$30.1	$31.6	$45.4	$49.7	$156.8	$40.9	$40.9	$50.7	$182.2
Depreciation and amortization	2.1	1.8	1.9	1.9	7.7	2.2	4.9	7.0	16.0
Stock-based compensation	0.5	0.5	0.6	0.5	2.1	0.7	0.7	0.7	2.6
Acquisition and integration expenses	-	-	-	-	-	-	-	0.1	0.1
Russian bankruptcy court judgment (reversal)	-	-	(11.1)	-	(11.1)	-	-	-	-
Adjusted EBITDA	$32.7	$33.9	$36.8	$52.1	$155.5	$43.8	$46.5	$58.5	$200.9
Adjusted EBITDA margin	13.1%	12.4%	13.6%	17.1%	14.1%	13.8%	13.2%	14.9%	14.7%

AAR

Non-GAAP financial measures – prior segmentation

	Repair & Engineering								
	Three months ended				Year ended	Three months ended			Last twelve months ended
($ in millions)	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025	May 31, 2025	August 31, 2025	November 30, 2025	February 28, 2026	February 28, 2026
Sales	$217.6	$228.8	$215.9	$222.6	$884.9	$214.6	$244.5	$265.3	$947.0
Operating income (loss)	21.1	22.8	19.0	18.3	$81.2	20.4	22.7	15.1	$76.5
Operting income margin	9.7%	10.0%	8.8%	8.2%	9.2%	9.5%	9.3%	5.7%	
Sales	$217.6	$228.8	$215.9	$222.6	$884.9	$214.6	$244.5	$265.3	$947.0
Contract termination benefit	-	-	-	-	-	-	-	-	-
Adjusted sales	$217.6	$228.8	$215.9	$222.6	$884.9	$214.6	$244.5	$265.3	$947.0
Operating income (loss)	21.1	22.8	19.0	18.3	$81.2	20.4	22.7	15.1	$76.5
Acquisition, integration & amortization expenses	4.6	5.3	4.9	5.0	19.8	4.1	4.7	10.5	24.3
Severance charges	-	-	-	-	-	0.4	-	-	0.4
Gain related to sale of business/joint venture, net	(1.4)	(0.7)	-	-	(2.1)	-	-	-	-
Adjusted operating income	$24.3	$27.4	$23.9	$23.3	$98.9	$24.9	$27.4	$25.6	$101.2
Adjusted operating margin	11.2%	12.0%	11.1%	10.5%	11.2%	11.6%	11.2%	9.6%	10.7%
Operating income (loss)	$21.1	$22.8	$19.0	$18.3	$81.2	$20.4	$22.7	$15.1	$76.5
Depreciation and amortization	6.2	6.3	6.5	6.2	25.2	6.1	6.5	7.6	26.4
Stock-based compensation	0.4	0.1	0.6	0.1	1.2	0.5	0.2	0.2	1.0
Acquisition and integration expenses	1.6	2.4	1.8	2.1	7.9	1.1	1.8	6.4	11.4
Severance charges	-	-	-	-	-	0.4	-	-	0.4
Gain related to sale of joint venture	(1.4)	(0.7)	-	-	(2.1)	-	-	-	-
Adjusted EBITDA	$27.9	$30.9	$27.9	$26.7	$113.4	$28.5	$31.2	$29.3	$115.7
Adjusted EBITDA margin	12.8%	13.5%	12.9%	12.0%	12.8%	13.3%	12.8%	11.0%	12.2%

AAR

Non-GAAP financial measures – prior segmentation

Integrated Solutions

($ in millions)	Three months ended August 31, 2024	Three months ended November 30, 2024	Three months ended February 28, 2025	Three months ended May 31, 2025	Year ended May 31, 2025	Three months ended August 31, 2025	Three months ended November 30, 2025	Three months ended February 28, 2026	Last twelve months ended February 28, 2026
Sales	$168.9	$163.4	$162.9	$200.1	$695.3	$185.0	$175.8	$167.8	$728.7
Operating income (loss)	7.7	6.5	9.6	12.6	$36.4	9.7	13.9	9.4	$45.6
Operting income margin	4.6%	4.0%	5.9%	6.3%	5.2%	5.2%	7.9%	5.6%	
Sales	$168.9	$163.4	$162.9	$200.1	$695.3	$185.0	$175.8	$167.8	$728.7
Contract termination benefit	-	-	-	(18.6)	(18.6)	-	-	-	(18.6)
Adjusted sales	$168.9	$163.4	$162.9	$181.5	$676.7	$185.0	$175.8	$167.8	$710.1
Operating income (loss)	7.7	6.5	9.6	12.6	$36.4	9.7	13.9	9.4	$45.6
Acquisition, integration & amortization expenses	2.8	1.8	2.8	(1.9)	5.5	1.0	1.2	1.2	1.5
Severance charges	-	-	-	-	-	0.3	-	-	0.3
Impairment charge related to product line exit	-	-	-	-	-	-	-	4.9	4.9
Adjusted operating income	$10.5	$8.3	$12.4	$10.7	$41.9	$11.0	$15.1	$15.5	$52.3
Adjusted operating margin	6.2%	5.1%	7.6%	5.9%	6.2%	5.9%	8.6%	9.2%	7.4%
Operating income (loss)	$7.7	$6.5	$9.6	$12.6	$36.4	$9.7	$13.9	$9.4	$45.6
Depreciation and amortization	3.7	4.4	4.2	4.1	16.4	4.0	4.1	4.2	16.4
Stock-based compensation	0.3	0.6	0.5	0.5	1.9	0.5	0.5	0.6	2.1
Acquisition and integration expenses	1.8	0.8	1.9	(3.0)	1.5	-	-	-	(3.0)
Impairment charge related to product line exit	-	-	-	-	-	-	-	4.9	4.9
Severance charges	-	-	-	-	-	0.3	-	-	0.3
Adjusted EBITDA	$13.5	$12.3	$16.2	$14.2	$56.2	$14.5	$18.5	$19.1	$66.3
Adjusted EBITDA margin	8.0%	7.5%	9.9%	7.8%	8.3%	7.8%	10.5%	11.4%	9.3%

AAR

Non-GAAP financial measures – prior segmentation

	Expeditionary Services								
	Three months ended				Year ended	Three months ended			Last twelve months ended
($ in millions)	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025	May 31, 2025	August 31, 2025	November 30, 2025	February 28, 2026	February 28, 2026
Sales	$25.5	$20.2	$28.7	$26.3	$100.7	$22.2	$21.4	$19.5	$89.4
Operating income (loss)	(1.7)	2.2	6.4	3.2	$10.1	3.0	2.4	2.8	$11.4
Operting income margin	-6.7%	10.9%	22.3%	12.2%	10.0%	13.5%	11.2%	14.4%	
Sales	$25.5	$20.2	$28.7	$26.3	$100.7	$22.2	$21.4	$19.5	$89.4
Contract termination benefit	(9.5)	-	(4.0)	-	(13.5)	-	-	-	-
Adjusted sales	$16.0	$20.2	$24.7	$26.3	$87.2	$22.2	$21.4	$19.5	$89.4
Operating income (loss)	(1.7)	2.2	6.4	3.2	$10.1	3.0	2.4	2.8	$11.4
Contract termination benefit	3.2	-	(3.0)	-	0.2	-	-	-	-
Adjusted operating income	$1.5	$2.2	$3.4	$3.2	$10.3	$3.0	$2.4	$2.8	$11.4
Adjusted operating margin	9.4%	10.9%	13.8%	12.2%	11.8%	13.5%	11.2%	14.4%	12.8%
Operating income (loss)	($1.7)	$2.2	$6.4	$3.2	$10.1	$3.0	$2.4	$2.8	$11.4
Depreciation and amortization	0.4	0.4	0.4	0.4	1.6	0.4	0.5	0.4	1.7
Contract termination benefit	3.2	-	(3.0)	-	0.2	-	-	-	-
Adjusted EBITDA	$1.9	$2.6	$3.8	$3.6	$11.9	$3.4	$2.9	$3.2	$13.1
Adjusted EBITDA margin	11.9%	12.9%	15.4%	13.7%	13.6%	15.3%	13.6%	16.4%	14.7%

AAR

Non-GAAP financial measures

	Corporate & Other								
	Three months ended				Year ended	Three months ended			Last twelve months ended
($ in millions)	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025	May 31, 2025	August 31, 2025	November 30, 2025	February 28, 2026	February 28, 2026
Sales	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Operating income (loss)	(13.8)	(65.4)	(9.3)	(10.8)	($99.3)	(9.1)	(12.9)	(12.2)	($45.0)
Operting income margin	NA	NA	NA	NA	NA	NA	NA	NA	NA
Sales	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Contract termination benefit	-	-	-	-	-	-	-	-	-
Adjusted sales	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Operating income (loss)	(13.8)	(65.4)	(9.3)	(10.8)	($99.3)	(9.1)	(12.9)	(12.2)	($45.0)
Acquisition, integration & amortization expenses	1.6	0.1	(0.2)	-	1.5	1.3	6.4	0.9	8.6
Severance charges	-	-	-	-	-	0.3	-	-	0.3
FCPA settlement and Investigation costs	-	59.2	1.1	-	60.3	-	-	-	-
Government COVID-related subsidy liability reversal	-	-	-	0.8	0.8	(0.7)	-	-	0.1
Investigation costs	5.0	-	-	-	5.0	-	-	-	-
Adjusted operating income	($7.2)	($6.1)	($8.4)	($10.0)	($37.5)	($8.2)	($6.5)	($11.3)	($36.1)
Adjusted operating margin	NA	NA	NA	NA	NA	NA	NA	NA	NA
Operating income (loss)	($13.8)	($65.4)	($9.3)	($10.8)	($99.3)	($9.1)	($12.9)	($12.2)	($45.0)
Depreciation and amortization	1.1	1.1	1.0	1.1	4.3	1.1	1.1	1.0	4.3
Stock-based compensation	3.8	3.8	3.9	3.2	14.7	3.6	2.9	2.2	11.9
Acquisition and integration expenses	1.6	-	(0.2)	-	1.4	1.3	6.3	1.0	8.6
Severance charges	-	-	-	-	-	0.3	-	-	0.3
Government COVID-related subsidy liability reversal	-	-	-	0.8	0.8	(0.7)	-	-	0.1
Investigation costs	5.0	-	-	-	5.0	-	-	-	-
FCPA settlement and Investigation costs	-	59.2	1.1	-	60.3	-	-	-	-
Adjusted EBITDA	($2.3)	($1.3)	($3.5)	($5.7)	($12.8)	($3.5)	($2.6)	($8.0)	($19.8)
Adjusted EBITDA margin	NA	NA	NA	NA	NA	NA	NA	NA	NA

AAR

Non-GAAP financial measures

($ in millions)	Consolidated								
	Three months ended				Year ended	Three months ended			Last twelve months ended
	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025	May 31, 2025	August 31, 2025	November 30, 2025	February 28, 2026	February 28, 2026
Sales	$661.7	$686.1	$678.2	$754.5	$2,780.5	$739.6	$795.3	$845.1	$3,134.5
Operating income (loss)	43.4	(2.3)	71.1	73.0	$185.2	64.9	67.0	65.8	$270.7
Operting income margin	6.6%	-0.3%	10.5%	9.7%	6.7%	8.8%	8.4%	7.8%	
Sales	$661.7	$686.1	$678.2	$754.5	$2,780.5	$739.6	$795.3	$845.1	$3,134.5
Contract termination benefit	(9.5)	-	(4.0)	(18.6)	(32.1)	-	-	-	(18.6)
Adjusted sales	$652.2	$686.1	$674.2	$735.9	$2,748.4	$739.6	$795.3	$845.1	$3,115.9
Operating income (loss)	43.4	(2.3)	71.1	73.0	$185.2	64.9	67.0	65.8	$270.7
Acquisition, integration & amortization expenses	9.0	7.2	7.5	3.1	26.8	6.4	14.2	15.5	39.2
Severance charges	-	-	-	-	-	1.0	-	-	1.0
Impairment charge related to product line exit	-	-	-	-	-	-	-	4.9	4.9
Russian bankruptcy court judgment (reversal)	-	-	(11.1)	-	(11.1)	-	-	-	-
Contract termination benefit	3.2	-	(3.0)	-	0.2	-	-	-	-
FCPA settlement and Investigation costs	-	59.2	1.1	-	60.3	-	-	-	-
Gain related to sale of business/joint venture, net	(1.4)	(0.7)	-	-	(2.1)	-	-	-	-
Government COVID-related subsidy liability reversal	-	-	-	0.8	0.8	(0.7)	-	-	0.1
Investigation costs	5.0	-	-	-	5.0	-	-	-	-
Adjusted operating income	$59.2	$63.4	$65.6	$76.9	$265.1	$71.6	$81.2	$86.2	$315.9
Adjusted operating margin	9.1%	9.2%	9.7%	10.4%	9.6%	9.7%	10.2%	10.2%	10.1%
Operating income (loss)	$43.4	($2.3)	$71.1	$73.0	$185.2	$64.9	$67.0	$65.8	$270.7
Depreciation and amortization	13.5	14.0	14.0	13.7	55.2	13.8	17.1	20.2	64.8
Stock-based compensation	5.0	5.0	5.6	4.3	19.9	5.3	4.3	3.7	17.6
Acquisition and integration expenses	5.0	3.2	3.5	(0.9)	10.8	2.4	8.1	7.5	17.1
Impairment charge related to product line exit	-	-	-	-	-	-	-	4.9	4.9
Severance charges	-	-	-	-	-	1.0	-	-	1.0
Russian bankruptcy court judgment (reversal)	-	-	(11.1)	-	(11.1)	-	-	-	-
Government COVID-related subsidy liability reversal	-	-	-	0.8	0.8	(0.7)	-	-	0.1
Investigation costs	5.0	-	-	-	5.0	-	-	-	-
Contract termination benefit	3.2	-	(3.0)	-	0.2	-	-	-	-
FCPA settlement and Investigation costs	-	59.2	1.1	-	60.3	-	-	-	-
Gain related to sale of joint venture	(1.4)	(0.7)	-	-	(2.1)	-	-	-	-
Adjusted EBITDA	$73.7	$78.4	$81.2	$90.9	$324.2	$86.7	$96.5	$102.1	$376.2
Adjusted EBITDA margin	11.3%	11.4%	12.0%	12.4%	11.8%	11.7%	12.1%	12.1%	12.1%

AAR